                                                                     Exhibit 4.1


                              [FACE OF CERTIFICATE]

     INCORPORATED UNDER THE LAWS                              COMMON STOCK
     OF THE STATE OF KANSAS
                                             PAR VALUE OF $.01

   NUMBER                                                               SHARES
C



     THIS CERTIFICATE IS TRANSFERABLE IN
          NEW YORK, NEW YORK                          CUSIP 957100 10 0
          OR TOPEKA, KANSAS.                SEE REVERSE FOR CERTAIN DEFINITIONS


                                   [PICTURE]


                            WESTAR INDUSTRIES, INC.

     This is to Certify that:






    as the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

               Westar Industries, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and By-Laws of the Corporation and to all amendments thereto, copies of which are on file in the office of the Transfer Agent to all of which the
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       holder by acceptance  hereof assents.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

       DATED:

                                        COUNTERSIGNED AND REGISTERED:
                                              WESTERN RESOURCES, INC.
                                                          TRANSFER AGENT
                                                            AND REGISTRAR,


                                        BY

                                                      AUTHORIZED SIGNATURE.

         PRESIDENT          SECRETARY AND TREASURER
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                              [BACK OF CERTIFICATE]

                             WESTAR INDUSTRIES, INC.


The Corporation will furnish without charge to each stockholder who so requests of the secretary of the Corporation at its principal place of business the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights.

This certificate also evidences certain Rights as set forth in a Rights
Agreement dated as of [      ], 2001 and as amended from time to time (the
"Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued or transferred to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may be null and void.

                          ----------------------------

   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED
    THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE
                    ISSUANCE OF A REPLACEMENT CERTIFICATE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though the were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common                       UNIF TRNSFRS MIN ACT-_____Custodian________
 TEN ENT - as tenants by the entireties                                    (Cust)           (Minor)
 JT TEN  - as joint  tenants with right of            under Uniform Transfers to Minors
           survivorship and not as tenants                   Act ____________
           in common                                               (State)

                                    Additional abbreviations may also be used though not in the above list.

 For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
    OTHER IDENTIFYING NUMBER
         OF ASSIGNEE

---------------------------------

---------------------------------

----------------------------------------------------------------------------------------------
     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

-----------------------------------------------------------------------------------------------

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_________________________________________________________________________________________Shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________________________________________________________

---------------------------------------------

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________.

                          SIGNATURE_________________________________________
                                   THE SIGNATURE TO THIS ASSIGNMENT MUST
                          NOTICE: CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                   -----------------------------------------
                                   THE SIGNATURE(S) SHOULD BE
                                   GUARANTEED BY AN ELIGIBLE
                                   GUARANTOR INSTITUTION
                                   (BANKS, STOCKBROKERS,
                                   SAVINGS AND LOAN ASSOCI-
                                   ATIONS AND CREDIT UNIONS
                                   WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE
                                   GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO SEC
                                   RULE 17Ad-15
                                   SIGNATURE(S) GUARANTEED BY:
                                   -----------------------------------------